Exhibit 99.1

STABILIS SOLUTIONS REPORTS THIRD QUARTER 2023 RESULTS

Houston, November 8, 2023 -- Stabilis Solutions, Inc., ("Stabilis" or the "Company") (Nasdaq: SLNG), a leading provider of clean energy production, storage, and delivery solutions, today announced results for the third quarter ended September 30, 2023.

RECENT PERFORMANCE HIGHLIGHTS

●	Announced new multi-year marine LNG bunkering contract with Carnival Corporation in October 2023
●	Finalized purchase of key components for a new 100,000 gallon per day LNG liquefaction train
●	Delivered quarter-over-quarter revenue growth of 19%
●	Generated third quarter Adjusted EBITDA of $0.5 million
●	More than $8 million in cash and available liquidity to support ongoing strategic growth initiatives

MANAGEMENT COMMENTARY

"We delivered third quarter results in-line with our expectations, while continuing to advance a series of strategic and operational priorities that position us for long-term profitable growth,” stated Westy Ballard, President and CEO.  "As a result of these efforts, we announced a significant, multi-year bunkering contract with Carnival Corporation. This new contract is an important validation of our marine strategy as we seek to develop the leading LNG bunkering solutions platform with partnering ports across the United States.”

STRATEGIC AND OPERATIONAL UPDATE

●

Advanced LNG marine bunkering strategy.  In October 2023, Stabilis was awarded a multi-year marine bunkering contract to provide LNG fuel and related services to the Carnival Jubilee, the newest addition to the Carnival Cruise Line fleet, which is scheduled to set sail from Galveston, Texas beginning in December 2023.  Under the contract, Stabilis will supply project management and permitting, field personnel, waterside infrastructure and logistics services in addition to LNG deliveries on a firm, ratable basis, initially from its owned liquefaction facility in Texas over the two-year contract, with an option to extend the contract for up to an additional two years at the request of Carnival Corporation. Stabilis remains actively engaged in discussions with numerous vessel operators as they continue to evaluate their fuel supply for future LNG-fueled vessels coming into service.

●

Completed procurement of major components for a second, 100,000 gallons per day (GPD) liquefaction train.  When placed into service, the liquefaction train is designed to increase Stabilis’ total liquefaction capacity from 130,000 GPD to 230,000 GPD. Stabilis is currently evaluating several potential locations for the new train, as the additional liquefaction capacity is intended to support customer demand from within the LNG marine bunkering market.

●

Enhanced processing capabilities at Texas liquefaction facility.  In August 2023, Stabilis completed plant modifications and enhancements to address feed gas composition changes at its Texas liquefaction facility. The gas composition changes at the facility had an estimated Adjusted EBITDA impact of ($1.3) million during the third quarter and ($3.2) million on a year-to-date basis through September 30, 2023.

●

Disciplined capital management supports balance sheet optimization.  On a year-to-date basis, Stabilis generated $5.4 million in operating cash flow, and invested $9 million in primarily expansion-focused capital projects, including a 100,000 GPD liquefaction train, George West facility upgrades and cryogenic rolling stock. As of September 30, 2023, the company had $8.6 million of total cash and liquidity and a ratio of net debt to trailing-twelve month Adjusted EBITDA of 0.7x.

THIRD QUARTER 2023 CONFERENCE CALL AND WEBCAST

Stabilis will host a conference call on Thursday, November 9, 2023 at 9:00 a.m. ET to review the Company’s financial results, discuss recent events and conduct a question-and-answer session.

A webcast of the conference call will be available in the Investor Relations section of the Company’s corporate website at https://investors.stabilis-solutions.com/events. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download, and install any necessary audio software.

To participate in the live teleconference:

Domestic Live:                  800-445-7795

International Live:           785-424-1699

Conference ID:                 SLNGQ323

To listen to a replay of the teleconference, which will be available through November 16, 2023:

Domestic Live:                  888-274-8337

International Live:           402-220-2329

ABOUT STABILIS SOLUTIONS

Stabilis Solutions, Inc. is a leading provider of clean energy production, storage, and delivery solutions to multiple end markets. To learn more, visit www.stabilis-solutions.com.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “can,” “believes,” “feels,” “anticipates,” “expects,” “could,” “will,” “plan,” “may,” “should,” “predicts,” “potential,” “outlook” and similar expressions are intended to identify such forward-looking statements.

Such forward-looking statements relate to future events or future performance, but reflect our current beliefs, based on information currently available. Most of these factors are outside our control and are difficult to predict. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Factors that may cause such differences include, among other things: the future performance of Stabilis, future demand for and price of LNG, availability and price of natural gas, unexpected costs, and general economic conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in the Risk Factors in Item 1A of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2023 which is available on the SEC’s website at www.sec.gov or on the Investors section of our website at www.stabilis-solutions.com. All subsequent written and oral forward-looking statements concerning Stabilis, or other matters attributable to Stabilis, or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Stabilis does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Stabilis Solutions, Inc. and Subsidiaries

Selected Consolidated Operating Results

(Unaudited, in thousands, except share and per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
Revenues:
Revenues	$15,316	$12,907	$25,819	$55,065	$69,236
Operating expenses:
Cost of revenues	12,056	10,585	19,904	42,911	54,945
Change in unrealized loss on natural gas derivatives	(267)	(224)	(926)	(322)	(27)
Selling, general and administrative expenses	3,002	3,043	3,658	9,424	9,643
Gain from disposal of fixed assets	(1,002)	—	46	(1,002)	(34)
Depreciation expense	2,003	1,992	2,115	6,006	6,589
Total operating expenses	15,792	15,396	24,797	57,017	71,116
Income (loss) from operations before equity income	(476)	(2,489)	1,022	(1,952)	(1,880)
Net equity income from foreign joint venture operations	284	685	114	1,314	887
Income (loss) from operations	(192)	(1,804)	1,136	(638)	(993)
Other income (expense):
Interest income (expense), net	60	(147)	(150)	(237)	(437)
Interest (expense), net - related parties	(15)	(24)	(49)	(71)	(129)
Other (expense), net	(3)	(40)	(28)	(127)	(99)
Total other income (expense)	42	(211)	(227)	(435)	(665)
Net income (loss) from continuing operations before income tax expense (benefit)	(150)	(2,015)	909	(1,073)	(1,658)
Income tax expense (benefit)	57	159	(115)	224	(248)
Net income (loss) from continuing operations	(207)	(2,174)	1,024	(1,297)	(1,410)
Loss from discontinued operations, net of income tax	—	—	(1,301)	—	(1,441)
Net loss	$(207)	$(2,174)	$(277)	$(1,297)	$(2,851)

Net income (loss) per common share:
Basic net income (loss) per common share from continuing operations	$(0.01)	$(0.12)	$0.06	$(0.07)	$(0.08)
Basic loss per common share from discontinued operations	$—	$—	$(0.08)	$—	$(0.08)
Basic net income (loss) per common share	$(0.01)	$(0.12)	$(0.02)	$(0.07)	$(0.16)

Diluted net income (loss) per common share from continuing operations	$(0.01)	$(0.12)	$0.06	$(0.07)	$(0.08)
Diluted loss per common share from discontinued operations	$—	$—	$(0.07)	$—	$(0.08)
Diluted net income (loss) per common share	$(0.01)	$(0.12)	$(0.01)	$(0.07)	$(0.16)

EBITDA	$1,808	$148	$3,223	$5,241	$5,497
Adjusted EBITDA	$539	$(76)	$2,297	$3,917	$5,698

Stabilis Solutions, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except share and per share data)

	September 30,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$4,914	$11,451
Accounts receivable, net	6,135	16,326
Inventories, net	128	205
Prepaid expenses and other current assets	3,381	2,186
Assets held for sale	—	2,049
Total current assets	14,558	32,217
Property, plant and equipment:
Cost	109,669	103,368
Less accumulated depreciation	(59,651)	(55,699)
Property, plant and equipment, net	50,018	47,669
Goodwill	4,314	4,314
Investments in foreign joint ventures	11,591	11,606
Right-of-use assets and other noncurrent assets	602	774
Total assets	$81,083	$96,580
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,208	$4,474
Accrued liabilities	8,749	19,642
Current portion of long-term notes payable	1,675	848
Current portion of long-term notes payable - related parties	622	2,435
Current portion of finance and operating lease obligations	168	133
Total current liabilities	13,422	27,532
Long-term notes payable, net of current portion and debt issuance costs	8,049	8,650
Long-term portion of finance and operating lease obligations	51	183
Other noncurrent liabilities	—	348
Total liabilities	21,522	36,713
Commitments and contingencies
Stockholders’ Equity:
Common stock; $0.001 par value, 37,500,000 shares authorized, 18,573,391 and 18,420,067 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	19	19
Additional paid-in capital	101,670	100,137
Accumulated other comprehensive (loss) income	(460)	82
Accumulated deficit	(41,668)	(40,371)
Total stockholders’ equity	59,561	59,867
Total liabilities and stockholders’ equity	$81,083	$96,580

Stabilis Solutions, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
Cash flows from operating activities:
Net income (loss) from continuing operations	$(207)	$(2,174)	$1,024	$(1,297)	$(1,410)
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities:
Depreciation	2,003	1,992	2,115	6,006	6,589
Stock-based compensation expense	513	593	602	1,695	1,741
(Gain) loss from disposal of fixed assets	(1,002)	—	46	(1,002)	(34)
Income from equity investment in joint venture	(332)	(741)	(205)	(1,466)	(1,126)
Cash settlements from natural gas derivatives, net	—	—	682	—	(1,179)
Realized and unrealized (gains) losses on natural gas derivatives	49	70	(602)	540	513
Distributions from equity investment in joint venture	—	813	—	813	1,550
Changes in operating assets and liabilities:
Accounts receivable	(1,372)	4,964	(513)	5,636	(977)
Prepaid expenses and other current assets	121	320	(227)	948	529
Accounts payable and accrued liabilities	1,752	(2,024)	3,904	(6,633)	5,174
Other	(47)	(4)	(54)	140	(570)
Net cash provided by operating activities from continuing operations	1,478	3,809	6,772	5,380	10,800
Net cash provided by operating activities from discontinued operations	—	—	179	—	738
Net cash provided by operating activities	1,478	3,809	6,951	5,380	11,538
Cash flows from investing activities:
Acquisition of fixed assets	(3,771)	(1,484)	(723)	(8,982)	(1,746)
Proceeds from sale of fixed assets	—	—	—	—	100
Proceeds from assets held for sale	—	—	2,049	—	2,049
Net cash provided by (used in) investing activities from continuing operations	(3,771)	(1,484)	1,326	(8,982)	403
Net cash used in investing activities from discontinued operations	—	—	(76)	—	(334)
Net cash provided by (used in) investing activities	(3,771)	(1,484)	1,250	(8,982)	69
Cash flows from financing activities:
Proceeds from borrowings on short- and long-term notes payable	—	—	—	—	1,000
Payments on short- and long-term notes payable	(129)	(366)	(682)	(860)	(1,555)
Payments on notes payable and finance leases from related parties	(613)	(604)	—	(1,813)	(669)
Payment of debt issuance costs	—	(108)	—	(108)	—
Employee tax payments from restricted stock withholdings	(162)	—	(85)	(162)	(85)
Net cash used in financing activities from continuing operations	(904)	(1,078)	(767)	(2,943)	(1,309)
Net cash used in financing activities from discontinued operations	—	—	(55)	—	(113)
Net cash used in financing activities	(904)	(1,078)	(822)	(2,943)	(1,422)
Effect of exchange rate changes on cash	(10)	13	(47)	8	7
Net increase (decrease) in cash and cash equivalents	(3,207)	1,260	7,332	(6,537)	10,192
Cash and cash equivalents, beginning of period	8,121	6,861	3,770	11,451	910
Cash and cash equivalents, end of period	$4,914	$8,121	$11,102	$4,914	$11,102

Non-GAAP Measures

Our management uses EBITDA and Adjusted EBITDA to assess the performance and operating results of our business. EBITDA is defined as Earnings before Interest (includes interest income and interest expense), Taxes, Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA further adjusted for certain special items that occur during the reporting period, as noted below. We include EBITDA and Adjusted EBITDA to provide investors with a supplemental measure of our operating performance. Neither EBITDA nor Adjusted EBITDA is a recognized term under generally accepted accounting principles in the U.S. (“GAAP”). Accordingly, they should not be used as an indicator of, or an alternative to, net income as a measure of operating performance. In addition, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow available for management’s discretionary use, as they do not consider certain cash requirements, such as debt service requirements. Because the definition of EBITDA and Adjusted EBITDA may vary among companies and industries, it may not be comparable to other similarly titled measures used by other companies. The following table provides a reconciliation of net income (loss), the most directly comparable GAAP measure, to EBITDA and Adjusted EBITDA (in thousands).

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
Net income (loss)	$(207)	$(2,174)	$(277)	$(1,297)	$(2,851)
Loss from discontinued operations	—	—	1,301	—	1,441
Net income (loss) from continuing operations	(207)	(2,174)	1,024	(1,297)	(1,410)
Depreciation	2,003	1,992	2,115	6,006	6,589
Interest expense, net	(45)	171	199	308	566
Income tax expense (benefit)	57	159	(115)	224	(248)
EBITDA	1,808	148	3,223	5,241	5,497
Special items*	(1,269)	(224)	(926)	(1,324)	201
Adjusted EBITDA	$539	$(76)	$2,297	$3,917	$5,698

*

Special items for the three and nine months ended September 30, 2023 consist of the subtraction of an unrealized (gain) related to natural gas derivatives of $0.3 million and a $1.0 million gain on disposition of fixed assets. Special items for the three months ended June 30, 2023 consist of the subtraction of an unrealized (gain) on natural gas derivatives. Special items for the three months ended September 30, 2022, consist of the subtraction of an unrealized (gain) on natural gas derivatives. Special items for the nine months ended September 30, 2022, consist of the subtraction of an unrealized (gain) on natural gas derivatives of $27 thousand and add-back of one-time costs related to an expired contract of $0.2 million.

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INVESTOR RELATIONS CONTACT:

Andrew Puhala

Chief Financial Officer

832-456-6502

ir@stabilis-solutions.com